General	12 Months Ended
Dec. 31, 2012
General [Abstract]
General

NOTE 1:-	GENERAL

a.
Alvarion Ltd. together with its worldwide subsidiaries ("the Company") is a provider of wireless broadband systems. The Company supplies carriers, Internet Service Providers ("ISPs") and private networks in vertical markets with solutions based on WiMAX, Wi-Fi and other wireless broadband technologies. See also Note 1c below.

As for geographic markets and major customers, see Note 13b.

b.
The Company's sales have declined by $22,324 in the year ended December 31, 2012 compared to the year ended December 31, 2011.  In addition, the Company has incurred accumulated losses of $388,905 as of December 31, 2012. Furthermore, the Company incurred a $55,909 net loss and $48,018 negative cash flow for the year ended December 31, 2012. As of December 31, 2012, the Company had $9,769 in cash and cash equivalents, and $10,999 outstanding revolving short term credit line. Further through the date of the financial statements the Company' s results continued to deteriorate. These conditions raise substantial doubt as to the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Management's plans are to seek to further lower the Company's operating expenses and improve the financial performance of the Company by introducing a cost reduction plan, including reductions in the number of employees, a reduction in employee salaries and the movement to smaller and cheaper facilities. In addition, the Company plans to continue to finance its operations through the proceeds related to the sale of the Company's carrier licensed division (see Note 1c below), and third party financing. The Company has in addition reached an amendment to the Company's credit line to amend the future covenants (see Note 9d).

However, there is no assurance that the Company will meet the credit line covenants and be successful in its efforts to improve its financial performance, raise the necessary capital , increase its revenues to continue its activities as a going concern for a reasonable period of time. Furthermore there is no certainty that the Company will meet the credit line covenant which may result in immediate recall of the outstanding credit line drawn.

c.	Discontinued Operation:

As of December 31, 2012 Company's management and the board of directors determined to sell the Company's carrier licensed division ("BWA"). On February 21, 2013, the Company entered into a definitive agreement with Telrad Networks LTD ("Telrad"), pursuant to which Telrad will acquire the BWA. The consideration in the agreement amounted to $6,100 and performance based milestone payments of up to $6,000. On May 10, 2013 an amendment to the agreement was signed. Under the final terms agreed, the Company will receive a consideration of $4,000, reduced as a result of the discountinued operations working capital decline in Q1 2013. Consideration will be paid in installments over four quarters, with the first payment of $1,350 received at closing. In addition, the Company may receive certain performance based milestone payments of up to $7,700.

Under ASC 205, "Presentation of Financial Statements - Discontinued Operation" when a component of an entity, as defined in ASC 205, has been disposed of or is classified as held for sale, the results of its operations, including the gain or loss on its  component are classified as discontinued operations and the assets and liabilities of such component are classified as assets and liabilities attributed to discontinued operations; that is, provided that the operations, assets and liabilities and cash flows of the component have been eliminated from the Company's consolidated operations and the Company will have no significant continuing involvement in the operations of the component.

The BWA has been considered a "component of the entity" since it comprises of operations and cash flows that can be clearly distinguished, operationally and for financial reporting purposes, from the rest of the Company's operations. Further, since no significant cash outflow or cash inflow are expected to be generated or paid by the Company in respect of the discontinued operation and the Company will have no significant continuing involvement in the operations of the component after the division is sold, the component meets the criteria to be considered as discontinued operation.

As a result, the assets and liabilities of the component were retroactively adjusted and classified as discontinued assets and liablilities as of December 31, 2011 and 2012 and the component's operation results and cash flows for the years ended December 31, 2010, 2011 and 2012 were retroactively adjusted and classified separately as net loss from discontinued operations.

The major classes of assets and liabilities of the carrier license division that was classified as discontinued operations were:

	December 31,
	2011	2012
CURRENT ASSETS:
Trade Receivables, net	$29,364	$15,358
Other accounts receivable and prepaid expenses	1,743	2,489
Inventories	25,794	3,524

Total current assets of discontinued operations	56,901	21,371

LONG TERM ASSETS
Long term trade receivables	6,986	-
Property and equipment, net	4,948	-

Total long term assets of discontinued operations	11,934	-

CURRENT LIABILITIES:
Trade Payables	18,545	4,254
Other accounts payable and accrued expenses	15,707	10,717
Severance pay	-	300

Total current liabilities of discontinued operations	34,252	15,271

ACCRUED SEVERANCE PAY	626	-

Net assets of discontinued operations	$33,957	$6,100

The results of the discontinued operating carrier license devision for the years ended December 31, 2010, 2011 and 2012, are presented below:

	Year ended December 31,
	2010	2011	2012

Sales	$130,801	$117,764	$61,632

Cost of Sales	91,477	81,362	38,594
Write-off of excess inventory and provision for inventory purchase commitments	2,809	8,291	19,365

Gross profit	36,515	28,111	3,673

Operating costs and expenses:
Research and development , net	30,813	17,256	11,725
Selling and marketing	29,575	19,272	14,211
General and administrative	15,555	8,707	6,939
Restructuring and other charges	1,787	6,020	3,519
Other income *)	-	-	(17,096)
Amortization of intangible assets	130	-	-
Impairment of goodwill	57,110	-	-
Other loss **)		-	17,267

Total operating expenses	134,970	51,255	36,565

Operating loss	(98,455)	(23,144)	(32,892)
Impairment of investment	(7,000)	-	-

Net loss	$(105,455)	$(23,144)	$(32,892)

*)	Other income represents income from the sale of certain of the Company's intelectual property portfolio and certain claim rights.

**)
As of and for the year ended December 31, 2012, the Company recognized an impairment related to asset held-for-sale of $17,267, based on the fair value of, the net realizable held for sale component, which was based on $6,100 consideration. Additional $2,100 impairment to be recognized in the first quarter 2013 as part of the final closing.

All accompandied notes of the finalcial statements represent the continuing operations of the Company.

d.	Reverse Split:

On March 18, 2013, the Company announced that the previously-reported 1:10 reverse split of its ordinary shares would be effective on April 2, 2013 with respect to all shares held of record as of the close of business on April 1, 2013. The reverse split was previously approved by the Company's shareholders at the Annual General Meeting held on September 10, 2012 and announced by the Company on December 10, 2012.

Upon execution of the reverse split, shareholders have received one share of the Company in exchange for every 10 shares held by them. The reverse split reduced the number of Company outstanding shares from approximately 63 million to approximately 6.3 million. Proportional adjustments have been automatically made to the Company's outstanding stock options and other equity compensation incentive awards

All ordinary share and per share data included in these financial statements for all periods presented have been retroactively adjusted to reflect the reverse split. .See also Note 2u, Note 11 and Note 14c.

e.	Acquisition of Wavion:

On November 23, 2011, the Company completed the acquisition of all of the outstanding shares of Wavion Inc. and its subsidiary (together "Wavion"), a technology leader in outdoor WiFi applications for metro and rural areas with deployments in more than 75 countries. Wavion offers end-to-end solutions including access, backhaul, CPEs, management and service provisioning tools, and was acquired for an aggregate consideration of $ 28,433. The total purchase price of Wavion was composed of the following:

Cash	$25,715
Earn out *)	2,718

Total purchase price	$28,433

*)	Earn out was based on performance milestones for the period from acquisition date through December 31, 2012. The actual Earn out was paid in the year ended December 31, 2012 and amounted to $ 2,718.

The acquired business provided a significant new market opportunity. The Company believed that the acquisition of Wavion enables the Company to expand the solutions provided by the Company.

The acquisition was accounted for by the acquisition method. The results of operations were included in the consolidated financial statements of the Company commencing November 23, 2011. The consideration for the acquisition was attributed to acquired net assets and assumed liabilities on the basis of their fair value, based on a valuation performed by an outsourced advisor which included a number of factors.

As part of the acquisition, certain shareholders are entitled to $ 785 if they will complete a retention period as Wavion's employees. This amount was placed in escrow as an assurance for such employees' undertaking to continue their employment with the Company.  If an employee does not complete the full term of retention, the amount in escrow related to such employee will be released to the Company. This amount is recorded as compensation expenses and not as part of the purchase price of Wavion. As of December 31, 2012 there is a remaining prepaid balance of $ 171 relating to this amount, which will be recorded as compensation expense on a straight line basis over the remaining retention period of the first half of 2013.

Identifiable intangible assets acquired included Customer relationships and Backlog which were valued using the income approach, and Technology which was valued using the income approach, specifically the "Relief From Royalty method".

The Company also assumed a liability related to Wavion's Officer of the Chief Scientist ("OCS") royalty bearing grant obligation. The liability was valued based on 100% of the outstanding obligation discounted based on a Market Participant interest rate.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed:

Cash	$1,097
Trade receivables	3,760
Other receivables and prepaid expenses	942
Current deferred tax assets	1,334
Inventories	1,436
Property and equipment	1,317
Long-term deferred tax assets	6,480
Other intangible assets	22,009
Goodwill	13,087

Total assets acquired	51,462

Trade payables	(3,553)
Accrued expenses and other liabilities	(3,532)
Other long-term liabilities	(4,943)
Severance pay	(203)
Long-term loan	(2,984)
Long-term deferred tax liabilities	(7,814)

Total liabilities assumed	(23,029)

Net assets acquired	$28,433

The excess of cost of acquisition over the fair value of net tangible and identifiable intangible assets on acquisition amounted to $ 13,087, and was allocated to goodwill, which was due to primarily the expected synergies.

As part of the acquisition, the Company incurred certain expenses to outside providers  in an aggregate amount of $ 1,122. These expenses, as well as other transaction related expenses, have been recorded as Acquisition related expenses in the statement of operation in 2011.

f.	Acquisition of Clariton:

At the beginning of 2011, the Company acquired the intellectual property of Clariton Ltd., ("Clariton") for an indoor wireless solution called Clariton's Distributed Antenna System (DAS) for consideration based on performance milestone payments of  up to $8,500 as of Decmeber 31, 2012 and 2011 such performance based milestones were deemed not more likely than not. The Company also assumed Clariton's related OCS royalty bearing grant obligation, Clariton Networks.

g.
Alvarion Ltd. has wholly-owned active subsidiaries in the United States, France, Romania, Brazil,  Singapore, Mexico, Poland, Uruguay, Spain, South-Africa, Italy, Argentina,  India, Chile, Taiwan, Indonesia, Canda, Japan and the Philippines primarily engaged in marketing, pre-sales, sales and developing activities.

h.
Certain of the raw materials, components, and subassemblies included in the products manufactured by the Company's subcontractors, are obtained from and manufactured by a limited group of suppliers and manufaturers. Disruptions, shortages, termination of certain of these sources of supply, or termination of  manufacturing subcontractors agreements could occur and could negatively affect the Company's financial condition and results of operations.